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                                                                      EXHIBIT 23
                       CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 of Biogen Savings Plan of our report dated June 14, 2002 relating to the financial statements and supplemental schedules of the Biogen Savings Plan for the year ended December 31, 2001 included with this Form 10-K/A.


/s/ PricewaterhouseCoopers LLP
Boston, Massachusetts
June 28, 2002